Exhibit 99.3

Consent of Independent Auditor

We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File No. 333-105906 and File No. 333-188944) of Superior Group of Companies, Inc. of our report dated April 23, 2018, relating to the financial statements of CID Resources, Inc. which appears in this Form 8-K/A.

/s/ BDO USA, LLP

July 12, 2018